Exhibit 10.1

Supplemental Agreement No. 57

to

Purchase Agreement No. 1951

(the Agreement)

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of March 2, 2011 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

WHEREAS, Customer wishes to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGECOMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Customer have agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer agrees to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer wishes to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, the parties agree to reschedule the following Aircraft:

Serial Number	Current Contract Month	Revised Contract Month
37201	Dec 2012	Nov 2012

WHEREAS, Customer and Boeing agree to maintain a list of all Model 737 aircraft covered by Letter Agreement 6-1162-MMF-311R6;

WHEREAS, Customer and Boeing agree to revise the Model 737-924ER performance guarantees for those aircraft delivering in May 2012 and later to reflect the current configuration and incorporation of the performance improvement package.

WHEREAS, Customer has previously agreed to allow Boeing to use certain aircraft for flight testing in accordance with Letter Agreement 6-1162-RCN-1890, and the parties wish to update Attachment 1 to that Letter Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 57.

1.2 Remove and replace, in their entirety, page T-2-2, T-2-3 and T-2-4 of Table 1 entitled “Aircraft Deliveries and Descriptions, Model 737-700 Aircraft”, with the revised page T-2-2 of Table 1 attached hereto.

1.3 Remove and replace, in its entirety, page T-6-1, T-6-2, and T-6-3 of Table 1 entitled the “Aircraft Deliveries and Descriptions, Model 737-900ER Aircraft”, with the revised page T-6-1, T-6-2, and T-6-3 of Table 1 attached hereto.

1.4 Remove and replace, in its entirety, Letter Agreement 1951-9R20, “Option Aircraft Delivery, Description, Price, and Advance Payments” with the revised Letter Agreement 1951-9R21, attached hereto.

1.5 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-311R6 with the revised Letter Agreement 6-1162-MMF-311R7, attached hereto.

1.6 Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-131R10 with the revised Letter Agreement 6-1162-GOC-131R11, attached hereto.

1.7 Remove and replace, in its entirety, Letter Agreement 6-1162-MSA-768 with the revised Letter Agreement 6-1162-MSA-768R1, attached hereto.

1.8 Remove and replace, in its entirety, Attachment 1 to Letter Agreement 6-1162-RCN-1890 with the revised Attachment 1 to Letter Agreement 6-1162-RCN-1890, attached hereto.

1.9 Add Letter Agreement 6-1162-SEE-0360, Performance Guarantees – Model 737-924ER Aircraft (delivering May 2012 and on).

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY		CONTINENTAL AIRLINES, INC.

By:	/s/ Susan Englander	By:	/s/ Gerald Laderman

Its: Attorney-in-Fact		Its:	Senior Vice President – Finance and Treasurer

ARTICLES		Page Number	SA Number

1.	Subject Matter of Sale	1-1	SA 39

2.	Delivery, Title and Risk of Loss	2-1

3.	Price of Aircraft	3-1	SA 39

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA 39

8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA 39

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance, Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1	SA 39

15.	Miscellaneous	15-1

TABLES		Page Number	SA Number

1.	Aircraft Deliveries and Descriptions – 737-500	T-1	SA 3

	Aircraft Deliveries and Descriptions – 737-700	T-2	SA 57

	Aircraft Deliveries and Descriptions – 737-800	T-3	SA 55

	Aircraft Deliveries and Descriptions – 737-600	T-4	SA 4

	Aircraft Deliveries and Descriptions – 737-900	T-5	SA 39

	Aircraft Deliveries and Descriptions – 737-900ER	T-6	SA 57

EXHIBITS

A-1	Aircraft Configuration – Model 737-724 (Aircraft delivering through July 2004)		SA 26

A-1.1	Aircraft Configuration – Model 737-724 (Aircraft delivering on or after August 2004)		SA 46

A-2	Aircraft Configuration – Model 737-824 (Aircraft delivering through July 2004)		SA 26

A-2.1	Aircraft Configuration – Model 737-824 (Aircraft delivering August 2004 through December 2007)		SA 41

A-2.2	Aircraft Configuration – Model 737-824 (Aircraft delivering January 2008 through July 2008)		SA 45

A-2.3	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver between August 2008 and October 2010)		SA 50

A-2.4	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver in or after November 2010)	SA 50

A-3	Aircraft Configuration – Model 737-624	SA 1

A-4	Aircraft Configuration – Model 737-524	SA 3

A-5	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 26

A-6	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 45

A-6.1	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 53

A-6.2	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 53

B	Product Assurance Document	SA 1

C	Customer Support Document – Code Two – Major Model Differences	SA 1

C1	Customer Support Document – Code Three – Minor Model Differences	SA 39

D	Aircraft Price Adjustments – New Generation Aircraft (1995 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 1

D1	Airframe and Engine Price Adjustments – Current Generation Aircraft	SA 1

D2

Aircraft Price Adjustments – New Generation Aircraft (1997 Base Price -

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA 5

D3

Aircraft Price Adjustments - New Generation Aircraft (July 2003 Base Price –

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA 41

D4	Escalation Adjustment – Airframe and Optional Features [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 41

E	Buyer Furnished Equipment Provisions Document	SA 39

F	Defined Terms Document	SA 5

LETTER AGREEMENTS		SA Number

1951-1	Not Used

1951-2R4	Seller Purchased Equipment	SA 39

1951-3R22	Option Aircraft-Model 737-824 Aircraft	SA 38

1951-4R1	Waiver of Aircraft Demonstration	SA 1

1951-5R3	Promotional Support – New Generation Aircraft	SA 48

1951-6	Configuration Matters

1951-7R1	Spares Initial Provisioning	SA 1

1951-8R2	Escalation Sharing – New Generation Aircraft	SA 4

1951-9R21	Option Aircraft-Model 737-724 Aircraft	SA 57

1951-11R1	Escalation Sharing-Current Generation Aircraft	SA 4

1951-12R7	Option Aircraft – Model 737-924 Aircraft	SA 32

1951-13	Configuration Matters – Model 737-924	SA 5

1951-14	Installation of Cabin Systems Equipment 737-924	SA 22

1951-15	Configuration Matters – Model 737-924ER	SA 39

RESTRICTED LETTER AGREEMENTS		SA Number

6-1162-MMF-295	Performance Guarantees – Model 737-724 Aircraft

6-1162-MMF-296	Performance Guarantees – Model 737-824 Aircraft

6-1162-MMF-308R4	Disclosure of Confidential Information	SA 39

6-1162-MMF-309R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 1

6-1162-MMF-311R7	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 57

6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA 1

6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1	Performance Guarantees – Model 737-524 Aircraft	SA 3

6-1162-GOC-015R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 31

6-1162-GOC-131R11	Special Matters	SA 57

6-1162-DMH-365	Performance Guarantees – Model 737-924 Aircraft	SA 5

6-1162-DMH-624	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 8

6-1162-DMH-680	Delivery Delay Resolution Program	SA 9

6-1162-DMH-1020	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 14

6-1162-DMH-1035	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 15

6-1162-DMH-1054	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 16

6-1162-CHL-048	Rescheduled Aircraft Agreement	SA 26

6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA 30

6-1162-MSA-768	Performance Guarantees – Model 737-924ER Aircraft (Aircraft delivering prior to May 2012)	SA 57

6-1162-SEE-0360	Performance Guarantees – Model 737-924ER Aircraft (Aircraft delivering May 2012 and on)	SA 57

6-1162-SEE-133	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46

6-1162-SEE-0176R4	Record Option Proposals	SA 48

6-1162-SEE-0187	Passenger Service Unit Resolution	SA 50

6-1162-SEE-0225R1	Use of Aircraft – Carbon Brakes [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Testing	SA 50

6-1162-SEE-0263	Use of Aircraft – 737NG Performance Improvement Package Testing	SA 50

6-1162-RCN-1888	Use of Aircraft – Boeing 747-800 and 787 Flight Test Training	SA 53

6-1162-RCN-1890	Use of Aircraft for Testing	SA 57

6-1162-SEE-0326	Model 737 – Koito Seat Resolution	SA 56

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	October 10, 1996

Supplemental Agreement No. 2	March 5, 1997

Supplemental Agreement No. 3	July 17, 1997

Supplemental Agreement No. 4	October 10, 1997

Supplemental Agreement No. 5	May 21, 1998

Supplemental Agreement No. 6	July 30, 1998

Supplemental Agreement No. 7	November 12, 1998

Supplemental Agreement No. 8	December 7, 1998

Supplemental Agreement No. 9	February 18, 1999

Supplemental Agreement No. 10	March 19, 1999

Supplemental Agreement No. 11	May 14, 1999

Supplemental Agreement No. 12	July 2, 1999

Supplemental Agreement No. 13	October 13, 1999

Supplemental Agreement No. 14	December 13, 1999

Supplemental Agreement No. 15	January 13, 2000

Supplemental Agreement No. 16	March 17, 2000

Supplemental Agreement No. 17	May 16, 2000

Supplemental Agreement No. 18	September 11, 2000

Supplemental Agreement No. 19	October 31, 2000

Supplemental Agreement No. 20	December 21, 2000

Supplemental Agreement No. 21	March 30, 2001

Supplemental Agreement No. 22	May 23, 2001

Supplemental Agreement No. 23	June 29, 2001

Supplemental Agreement No. 24	August 31, 2001

Supplemental Agreement No. 25	December 31, 2001

Supplemental Agreement No. 26	March 29, 2002

Supplemental Agreement No. 27	November 6, 2002

Supplemental Agreement No. 28	April 1, 2003

Supplemental Agreement No. 29	August 19, 2003

Supplemental Agreement No. 30	November 4, 2003

Supplemental Agreement No. 31	August 20, 2004

Supplemental Agreement No. 32	December 29, 2004

Supplemental Agreement No. 33	December 29, 2004

Supplemental Agreement No. 34	June 22, 2005

Supplemental Agreement No. 35	June 30, 2005

Supplemental Agreement No. 36	July 21, 2005

Supplemental Agreement No. 37	March 30, 2006

Supplemental Agreement No. 38	June 6, 2006

Supplemental Agreement No. 39	August 3, 2006

Supplemental Agreement No. 40	December 5, 2006

Supplemental Agreement No. 41	June 1, 2007

Supplemental Agreement No. 42	June 13, 2007

Supplemental Agreement No. 43	July 18, 2007

Supplemental Agreement No. 44	December 7, 2007

Supplemental Agreement No. 45	February 20, 2008

Supplemental Agreement No. 46	June 25, 2008

Supplemental Agreement No. 47	October 30, 2008

Supplemental Agreement No. 48	January 29, 2009

Supplemental Agreement No. 49	May 1, 2009

Supplemental Agreement No. 50	July 23, 2009

Supplemental Agreement No. 51	August 5, 2009

Supplemental Agreement No. 52	August 31, 2009

Supplemental Agreement No. 53	December 23, 2009

Supplemental Agreement No. 54	March 1, 2010

Supplemental Agreement No. 55	March 31, 2010

Supplemental Agreement No. 56	August 12, 2010

Supplemental Agreement No. 57	March 2, 2011

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Page T-2-2 Boeing Proprietary	SA57

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Page T-6-1 Boeing Proprietary	SA57

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Page T-6-2 Boeing Proprietary	SA57

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

T-6-3 Boeing Proprietary	SA57

1951-9R21

March 2, 2011

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Letter Agreement No. 1951-9R21 to Purchase Agreement No. 1951-Option Aircraft – Model 737-724 Aircraft

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-724 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-9R20 dated February 20, 2008.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer’s purchase of the Aircraft, Boeing hereby agrees to manufacture and sell additional Model 737-724 Aircraft (the Option Aircraft) to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.	Option Delivery Dates and Option Exercise Date.

The Option Aircraft will be delivered to Buyer during or before the months set forth in the Attachment B hereto. To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]prior to the first business day of the applicable delivery month listed in Attachment B (Option Exercise Date).

2.	Price.

The basic price of the Option Aircraft shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Option Aircraft Deposit.

In consideration of Boeing’s grant to Buyer of options to purchase the Option Aircraft as set forth herein, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit), on the date of execution of this Letter Agreement or any follow-on agreement which adds Option Aircraft to the Agreement. If Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

If Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option Deposit for such Option Aircraft.

4.	Contract Terms.

Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

If the parties have not entered into such an Option Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

5.	Cancellation of Option to Purchase.

Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter Agreement, or in the Agreement, as the case may be:

(i) purchase of the Aircraft under the Agreement for any reason not attributable to the cancelling party;

(ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

(iii) exercise of the option to purchase such Option Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

If an option is cancelled as provided above, Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing’s fault, in which case the Option Deposit shall also be returned to Buyer without interest.

6.	Applicability.

Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Susan Englander

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 2, 2011

CONTINENTAL AIRLINES, INC.,

By	/s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

Attachments

Attachment A to

Letter Agreement 1951-9R21

Model 737-724 Aircraft

1.	Option Aircraft Description and Changes.

1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D019A001-H Revision H, dated as of November 18, 2005, as amended and revised pursuant to the Agreement.

1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

(1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a Supplemental Agreement for the Option Aircraft.

(2) Changes mutually agreed upon.

(3) Changes required to obtain a Standard Certificate of Airworthiness.

1.3 Effect of Changes. Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.	Price Description.

2.1	Price Adjustments.

2.1.1 Base Price Adjustments. The Base Airplane Price (pursuant to Article 3 of the Agreement) of the Option Aircraft will be adjusted to Boeing’s and the engine manufacturer’s then-current prices as of the date of execution of the Supplemental Agreement for the Option Aircraft.

2.1.2 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing’s then-current prices for such features as of the date of execution of the Supplemental Agreement for the Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.3 Escalation Adjustments. The Base Airframe and Special Features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

2.1.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Prices for Option Aircraft for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Supplemental Agreement for the Option Aircraft.

2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.	Advance Payments.

3.1 If Buyer exercises its right under this letter agreement to acquire an Option Aircraft, Buyer shall pay to Boeing advance payments for such Option Aircraft pursuant to the schedule for payment of advance payments provided in the Agreement.

Attachment B to

Letter Agreement 1951-9R21

Option Aircraft Delivery, Descripton, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	SA57 Page 1 of 3

Attachment B to

Letter Agreement 1951-9R21

Option Aircraft Delivery, Descripton, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	SA57 Page 2 of 3

Attachment B to

Letter Agreement 1951-9R21

Option Aircraft Delivery, Descripton, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	SA57 Page 3 of 3

6-1162-MMF-311R7

March 2, 2011

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject:

Letter Agreement No. 6-1162-MMF-311R7 to Purchase Agreement No. 1951

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-311R6 dated June 25, 2008.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement 6-1162-MMF-308R6, “Disclosure of Confidential Information.”

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

PA No. 1951	SA 57

Very truly yours,

THE BOEING COMPANY

By	/s/ Susan Englander

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 2, 2011

CONTINENTAL AIRLINES, INC.

By	/s/ Gerald Laderman

Its Senior Vice President - Finance

Attachment A to

Letter Agreement 6-1162-MMF-311R7

Date: March 2, 2011

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Attention:	Technical Department

Reference:	Letter Agreement 6-1162-MMF-311R6 to Boeing/CAL Purchase Agreement 1951

Transmitted by Facsimile: TBD

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By:	/s/ Susan Englander

Its: Attorney-In-Fact

PA No. 1951	SA 57

Attachment B to

Letter Agreement 6-1162-MMF-311R7

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

PA No. 1951	SA 57

March 2, 2011

6-1162-GOC-131R11

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject:	Letter Agreement No. 6-1162-GOC-131R11 to Purchase
Agreement No. 1951 - Special Matters

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-131R10 dated June 25, 2008.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Advance Payment Schedule.

2.1 Firm Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Option Aircraft and follow-on Firm. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1951	Boeing Proprietary	SA57

3.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Option Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Assignment of Credits.

Buyer may not assign the credit memoranda described in this Letter Agreement without Boeing’s prior written consent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Confidential Treatment.

Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-MMF-308R4, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

P.A. No. 1951	SA57

Very truly yours,

THE BOEING COMPANY

By	/s/ Susan Englander

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 2, 2011

CONTINENTAL AIRLINES, INC.

By	/s/ Gerald Laderman

Its Senior Vice President – Finance and Treasurer

P.A. No. 1951	SA57

6-1162-MSA-768R1

March 2, 2011

CONTINENTAL AIRLINES, INC.

1600 Smith Street

Houston, Texas 77002

Subject:	Letter Agreement No. 6-1162-MSA-768R1 to
Purchase Agreement No. 1951 –
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT] Model 737-924ER Aircraft
(delivering prior to May 2012)

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as July 23, 1996 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 737-924ER aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-768 dated August 3, 2006.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R4.

P.A. No. 1951	SA 57

Very truly yours,

THE BOEING COMPANY

By	/s/ Susan Englander

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 2, 2011

CONTINENTAL AIRLINES, INC.

By	/s/ Gerald Laderman

Its Senior Vice President – Finance and Treasurer

Attachment

P.A. No. 1951	SA 57

Attachment to 6-1162-RCN-1890

Update No. 4

Aircraft No.	EWA No. *	Estimated Flight Test Hrs.	Scheduled Delivery Month	Revised Delivery Month	Wheels, tires, brakes replaced?	Engines Borescoped?	Test Program $ Value	Test Program $ Balance
3138/YJ571	Y3333-003 Y3232-008 Y3290-001 Y3242-021 Y3013-053 Y2227-004 Y3243-048	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Jan-2010	Aug-2010	No	Yes	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3138/YJ571	Y3243-046 Y3243-045	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Jan-2010	Aug-2010	No	Yes	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3138/YJ571	Y3243-050 Y3243-022 Y3230-024	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Jan-2010	Aug-2010	No	Yes	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3464/YR201	Y3243-051	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Aug-2011	Aug-2011	No	N/A test engines will be installed on this aircraft	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3393/YH131	Y3243-050	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Jun-2010	Dec-2010	No	No	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3393/YH131	Y3230-025	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Jun-2010	Dec-2010	No	No	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

*	EWA is the Boeing Engineering Work Authorization form number. Such form contains the test description and will be provided to Customer concurrent with this attachment.

Approved by:

CONTINENTAL AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Senior vice President-Finance

6-1162-SEE-0361

March 2, 2011

CONTINENTAL AIRLINES, INC.

1600 Smith Street

Houston, Texas 77002

Subject:	Letter Agreement No. 6-1162-SEE-0361 to
Purchase Agreement No. 1951 –
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
REQUEST FOR CONFIDENTIAL TREATMENT]- Model 737-924ER

Aircraft (Aircraft delivering May 2012 and on)

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as July 23, 1996 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 737-924ER aircraft (the Aircraft) delivering in May 2012 or later.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

The attached performance guarantees reflect current configuration and changes to the Aircraft resulting from 2011 performance improvements.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R4.

P.A. No. 1951	SA57

Very truly yours,

THE BOEING COMPANY

By	/s/ Susan Englander

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 2, 2011

CONTINENTAL AIRLINES, INC.

By	/s/ Gerald Laderman

Its Senior Vice President – Finance and Treasurer

Attachment

P.A. No. 1951	SA 57

Attachment to Letter Agreement

No. 6-1162-SEE-0360

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1951	BOEING PROPRIETARY	SA 57